Fees Summary	Feb. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,099.74
Total Fee Amount	5,099.74
Total Transaction Valuation	36,927,858.00
Total Offset Amount	0.00
Net Fee	$ 0.00